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                                                                 EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Board of Directors of CU Bancorp:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 17, 1995 included in CU Bancorp's Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.




                                                   ARTHUR ANDERSEN LLP


Los Angeles, California
November 9, 1995